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
Service Agreement Type:
-----------------------
     [X] Office     [ ] Cubes      [ ] Hotdesk
                                                    Agreement Date:  October 24, 2005
                                                    ---------------------------------
                                                    Pivotal Ref No:
                                                    ---------------------------------
                                                    Business Center Bank Details
                                                    ---------------------------------
Street/Floor   600 Anton Boulevard - 12th Floor             Name:     Bank of America
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City:          Costa Mesa                                   Sort code:    111-000-025
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State &
Zip Code:      CA 92626                                Account number:   xxx-xxx-xxxx
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                                                                       [ ] Yes [ ] No
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Client details (not a Regus Center address)                     Corporate Account PCA
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Company Name:  Eworld Media                               Federal ID No.:
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Address:       11 Marble Sands                              Contact Name:   Ken Jones
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City / State:  Newport Beach, CA                                   Title:
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Zip Code:      06901                                           Telephone:949-484-4646
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Email Address:                                                       Fax:
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Emergency Contact:  Henning Morales                      Emergency Phone:949-887-1212
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Invoicing details (if different)
Company Name:  Eworld Media                                   Contact Name: Ken Jones
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Address:       600 Anton Blvd., 11th Floor                  Title: Operations Manager
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City / State:  Costa Mesa, CA                                    Telephone:
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Zip Code:      92626                                                   Fax:
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The standard fee (excluding tax)
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                    Market
                    Office         Monthly   Number of
Office              Price Per      Office    work-          Total Per
Number              Month $        Price $   stations       Month $        Comments

1160                $1,782.00      $1,260.00                $1,260.00
1112                $2,430.00      $1,260.00                $1,260.00
1222                $2,070.00      $1,495.00                $1,495.00
                                                                $0.00
                                                                $0.00
                                                                $0.00
                                                                $0.00
                                   Total per Month          $4,015.00

Initial Payment:                   Monthly Office Payment   $4,015.00

[ ] Check if Renewal

                                   Service Retainer     2   $8,030.00
                         Monthly Taxes            Rate  7.75%        %   $   77.79
                               Total Initial Payment                 $12,122.79

               Monthly Payment:
               Total Monthly Payment (excl. of services)             $ 4,092.79

Direct Debit Option requested by client: [ ]
(check, if accepted fill out "Direct Debit Authorization Form")


Length of Agreement      Start date (MM/DD/YY):   November 1, 2005
                               End date (MM/DD/YY):     May 31, 2006

Comments
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Unlimited use of boardrooms after 5:30pm.  Client will move from office 1112 on
December 1st 2006, or pay increase rate of $1695 to remain in office 1112. 16 hours of free daytime  conference room usage per month.
-------------------------------------------------------------------------------------

Check here if you do not consent to Regus  processing data in accordance with Clause
28 of this Agreement.                                                            [ ]

We are REGUS BUSINESS CENTRES CORP. of One Stamford Plaza, 263 Tresser Blvd, 9th Floor, Stamford, CT 06901.

This Agreement incorporates our terms of business set out on attached Terms of Business which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. Note that the Agreement does not come to an end automatically. See "Bringing your Agreement to an end"


Name (printed)                          Name (printed)
                ---------------------                  ---------------------------
Title (printed)                         Title (printed)
                ---------------------                  ---------------------------
Date (MM/DD/YY)                         Date (MM/DD/YY)
                ---------------------                  ---------------------------
SIGNED on your
 behalf (Client)                        SIGNED on our
                                        behalf (Regus)
                ---------------------                 ---------------------------


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